EXHIBIT INDEX


     (i) Opinion and consent of counsel filed with this Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A.

     (j) Consent and report of independent public accountants filed with this Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A.